UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2015

BLUEFIRE RENEWABLES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52361	20-4590982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 Musick

Irvine, CA 92618

(Address of principal executive offices)

(949) 588-3767

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 12, 2015, BlueFire Renewables, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Meeting”).

As of October 9, 2015, the record date for the Meeting, there were 249,190,278 shares of the Company’s common stock and 51 shares of the Company’s Series A Preferred Stock entitled to vote. The fifty-one (51) shares of Series A Preferred Stock represented the equivalent of 259,350,157 votes of common stock.

At the Meeting, the shareholders voted on the following three proposals and cast their votes as follows:

1. To elect Directors, the four (4) persons named herein as nominees for directors of the Company, to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified including Arnold Klann, Necitas Sumait, Joe Sparano and Chris Nichols.

	Common Stock Votes For	Series A Preferred Stock Votes For		Common Stock and Series A Preferred Votes Withheld
Election of Arnold Klann	38,996,974	51	*	0
Election of Necitas Sumait	38,996,974	51	*	0
Election of Joe Sparano	38,996,974	51	*	0
Election of Chris Nichols	38,996,974	51	*	0

*Each one (1) share of the Series A Preferred Stock shall have voting rights equal to (x) 0.019607 multiplied by the total issued and outstanding shares of common stock of the Company eligible to vote at the time of the respective vote (the “Numerator”), divided by (y) 0.49, minus (z) the Numerator. The 51 shares of Series A Preferred Stock voted represented the equivalent of 259,350,157 votes of common stock.

2. To ratify the appointment of DBBMcKennon as the Company’s independent auditors for the fiscal year ending December 31, 2015.

	Common Stock Votes For	Series A Preferred Stock Votes For		Common Stock and Series A Preferred Votes Against	Common Stock and Series A Preferred Stock Votes Abstained
# of Shares Cast/Voted	38,996,974	51	*	0	0

*Each one (1) share of the Series A Preferred Stock shall have voting rights equal to (x) 0.019607 multiplied by the total issued and outstanding shares of common stock of the Company eligible to vote at the time of the respective vote (the “Numerator”), divided by (y) 0.49, minus (z) the Numerator. The 51 shares of Series A Preferred Stock voted represented the equivalent of 259,350,157 votes of common stock.

3. To hold an advisory vote on the executive compensation:

	Common Stock Votes For	Series A Preferred Stock Votes For		Common Stock and Series A Preferred Votes Against	Common Stock and Series A Preferred Stock Votes Abstained
# of Shares Cast/Voted	38,996,974	51	*	0	0

*Each one (1) share of the Series A Preferred Stock shall have voting rights equal to (x) 0.019607 multiplied by the total issued and outstanding shares of common stock of the Company eligible to vote at the time of the respective vote (the “Numerator”), divided by (y) 0.49, minus (z) the Numerator. The 51 shares of Series A Preferred Stock voted represented the equivalent of 259,350,157 votes of common stock.

Accordingly, the proposals 1-3 were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEFIRE RENEWABLES, INC.

Date: November 16, 2015	By:	/s/ Arnold R. Klann
	Name:	Arnold R. Klann
	Title:	Chief Executive Officer